                               SECURITY AGREEMENT
                               ------------------

           THIS AGREEMENT is made as of the 23rd day of August, 2001,

BETWEEN:

                     AMERICREDIT FINANCIAL SERVICES OF CANADA LTD., a corporation incorporated under the laws of the Province of Ontario (hereinafter referred to as the "Debtor")

                                     - and -

                     MERRILL LYNCH CAPITAL CANADA INC., a corporation incorporated under the laws of the Province of Ontario (hereinafter referred to as the "Secured Party")


           WHEREAS the Debtor has agreed to grant a security interest and assignment in the Collateral to the Secured Party in order to secure the payment and performance of its Obligations to the Secured Party;

           AND WHEREAS this is the Security Agreement contemplated pursuant to
Section 4.1.1(a) of the Credit Agreement;

           NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements herein contained, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

                           ARTICLE 1 - INTERPRETATION
                           --------------------------

1.01       Interpretation
           --------------

           In this Agreement, unless something in the subject matter or context is inconsistent therewith,

"Agreement" means this agreement and all amendments made hereto by written agreement between the Secured Party and the Debtor.

"Collateral" has the meaning set out in Section 2.01.

"Credit Agreement" means the Credit Agreement made as of August 23, 2001 between the Debtor, AmeriCredit Financial Services, Inc. and the Secured Party, as the same may be amended, supplemented or restated from time to time.

"Event of Default" has the meaning attributed to such term in the Credit Agreement.
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                                      -2-

"Obligations" means all obligations of the Debtor to the Secured Party under, in connection with or relating to the Credit Agreement and any other Credit Documents to which the Borrower is a party, including, without limiting the generality of the foregoing, all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, whenever and howsoever incurred, in any currency at any time owing by the Debtor to the Secured Party or remaining unpaid by the Debtor to the Secured Party under, in connection with or relating to the Credit Agreement and any other Credit Documents to which the Borrower is a party and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether arising from dealings between the Secured Party and the Debtor or from other dealings or proceedings by which the Secured Party may be or become in any manner whatsoever a creditor of the Debtor and wherever incurred and whether incurred by the Debtor alone or with another or others and whether as principal or surety, including all interest, commissions, legal and other costs, charges and expenses.

           The terms "accessions", "accounts" and "proceeds" whenever used herein have the meanings given to those terms in the Personal Property Security Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced.

           Unless the context otherwise requires, capitalized terms which are used but not defined herein and which are defined in the Credit Agreement shall have the respective meanings attributed to such terms in the Credit Agreement.

1.02       Sections and Headings
           ---------------------

           The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

1.03       Extended Meanings
           -----------------

           In this Agreement words importing the singular number only include the plural and vice versa, words importing any gender include all genders and words importing persons include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

                     ARTICLE 2 - GRANT OF SECURITY INTEREST
                     --------------------------------------

2.01       Security Interest
           -----------------

           As general and continuing security for the payment and performance of all Obligations of the Debtor to the Secured Party, the Debtor hereby grants to the Secured Party a security interest in, and assigns to the Secured Party, all right, title and interest which the Debtor
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                                      -3-

now has or may hereafter have, be possessed of, be entitled to, or acquire in and to the following property (collectively, the "Collateral"):

       (a) the Collection Account, all accounts relating thereto, and all amounts deposited therein from time to time pursuant to the Credit Agreement;

       (b) all Contracts and the related Receivables identified in any Schedule of Contracts delivered from time to time to the Lender pursuant to the Credit Agreement, together with all Collections, Contract Files, Related Security and Servicing Records relating thereto;

       (c) all Contracts and the related Receivables identified in any Schedule of Additional Contracts delivered from time to time to the Lender pursuant to the Credit Agreement, together with all Collections, Contract Files, Related Security and Servicing Records relating thereto;

       (d) all replacements of, substitutions for and increases, additions and accessions to any of the property described in this Section 2.01; and

       (e) all proceeds of any of the foregoing property in any form derived directly or indirectly from any dealing with such property or that indemnifies or compensates for the loss of or damage to such property;

provided that the said security interest and assignment will not (i) extend or apply to any Contract or the related Receivable (or any Collections, Contract Files, Related Security and Servicing Records relating thereto) identified in any Schedule of Ineligible Contracts or Schedule of Removed Contracts executed from time to time by the Secured Party pursuant to the Credit Agreement, or (ii) render the Secured Party liable to observe or perform any term, covenant or condition of any agreement, document or instrument to which the Debtor is a party or by which it is bound and which forms part of the Collateral.

2.02       Attachment of Security Interest
           -------------------------------

           The Debtor acknowledges that value has been given and agrees that the security interest granted hereby will attach when the Debtor signs this Agreement and the Debtor has any rights in the Collateral.

                              ARTICLE 3 - REMEDIES
                              --------------------

3.01       Remedies
           --------

       (1) On or after the occurrence of any Event of Default, (i) any or all of the Obligations will at the option of the Secured Party become immediately due and payable or be subject to immediate performance, as the case may be, without presentment, protest or notice of dishonour, all of which are expressly waived;
(ii) the obligation, if any, of the Secured Party to extend further credit to the Debtor will cease; (iii) any or all security granted hereby will, at the
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                                      -4-

option of the Secured Party, become immediately enforceable; and (iv) in addition to any right or remedy provided by law, the Secured Party will have the rights and remedies set out below, all of which rights and remedies will be enforceable successively, concurrently or both:

       (a) the Secured Party may by appointment in writing appoint a receiver or receiver and manager (each herein referred to as the "Receiver") of the Collateral (which term when used in this Section 6.01 will include the whole or any part of the Collateral) and may remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of a Receiver of the Collateral; and the term "Secured Party" when used in this Section 6.01 will include any Receiver so appointed and the agents, officers and employees of such Receiver; and the Secured Party will not be in any way responsible for any misconduct or negligence of any such Receiver;

       (b) the Secured Party may take possession of the Collateral and require the Debtor to assemble the Collateral and deliver or make the Collateral available to the Secured Party at such place or places as may be specified by the Secured Party;

       (c) the Secured Party may take such steps as it considers desirable to maintain, preserve or protect the Collateral;

       (d) the Secured Party may enforce any rights of the Debtor in respect of the Collateral by any manner permitted by law;

       (e) the Secured Party may sell, lease or otherwise dispose of the Collateral at public auction, by private tender, by private sale or otherwise either for cash or upon credit upon such terms and conditions as the Secured Party may determine and without notice to the Debtor unless required by law;

       (f) the Secured Party may accept the Collateral in satisfaction of the Obligations upon notice to the Debtor of its intention to do so in the manner required by law;

       (g) the Secured Party may enter upon all or any of the premises occupied by the Debtor in order to seize and remove any Collateral located in or on such premises;

       (h) the Secured Party may charge on its own behalf and pay to others all reasonable amounts for expenses incurred and for services rendered in connection with the exercise of the rights and remedies of the Secured Party hereunder, including, without limiting the generality of the foregoing, reasonable legal, Receiver and accounting fees and expenses, and in every such case the amounts so paid together with all costs, charges and expenses incurred in connection therewith, including interest thereon at such rate as the Secured Party deems reasonable, will be added to and form part of the Obligations hereby secured; and

       (i) the Secured Party may discharge any claim, lien, mortgage, charge, security interest, encumbrance or any rights of others that may exist or be threatened against the Collateral, and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith will be added to the Obligations hereby secured.

       (2) The Secured Party may (i) grant extensions of time, (ii) take and perfect or abstain from taking and perfecting security, (iii) give up securities, (iv) accept compositions or compromises, (v) grant releases and discharges, and (vi) release any part of the Collateral or otherwise deal with the Debtor, debtors of the Debtor, sureties and others and with the Collateral and other security as the Secured Party sees fit without prejudice to the liability of the Debtor to the Secured Party or the Secured Party's rights hereunder.

       (3) The Secured Party will not be liable or responsible for any failure to seize, collect, realize, or obtain payment with respect to the Collateral and is not bound to institute proceedings or to take other steps for the purpose of seizing, collecting, realizing or obtaining possession or payment with respect to the Collateral or for the purpose of preserving any rights of the Secured Party, the Debtor or any other person, in respect of the Collateral.

       (4) The Secured Party may apply any proceeds of realization of the Collateral to payment of expenses in connection with the preservation and realization of the Collateral as above described and the Secured Party may apply any balance of such proceeds to payment of the Obligations in such order as the Secured Party sees fit. If there is any surplus remaining, the Secured Party may pay it to any person having a claim thereto in priority to the Debtor of whom the Secured Party has knowledge and any balance remaining must be paid to the Debtor. If the disposition of the Collateral fails to satisfy the Obligations secured by this Agreement and the aforesaid expenses, the Debtor will be liable to pay any deficiency to the Secured Party forthwith on demand.

                               ARTICLE 4 - GENERAL

4.01       Benefit of the Agreement
           ------------------------

           This Agreement will enure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

4.02       Notification of Account Debtors
           -------------------------------

           After the occurrence of an Event of Default, the Secured Party may give notice to any applicable Obligor to make all further payments relating to the Collateral to the Secured Party, and any payment or other proceeds of Collateral received by the Debtor from any such Obligor after any such notice is given by the Secured Party must be held by the Debtor in trust for the Secured Party and forthwith paid over to the Secured Party.

4.03       Entire Agreement
           ----------------

           This Agreement has been entered into pursuant to the provisions of the Credit Agreement and is subject to all the terms and conditions thereof and, if there is any conflict or inconsistency between the provisions of this Agreement and the provisions of the Credit
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                                      -6-

Agreement, the rights and obligations of the parties will be governed by the provisions of the Credit Agreement. This Agreement cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Secured Party and the Debtor with respect to the subject matter hereof except as expressly set forth herein or in the Credit Agreement.

4.04       Amendments and Waivers
           ----------------------

           No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, will be limited to the specific breach waived.

4.05       Assignment
           ----------

           The rights of the Secured Party under this Agreement may be assigned by the Secured Party without the prior consent of the Debtor. The Debtor may not assign its obligations under this Agreement.

4.06       Severability
           ------------

           If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability will attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof will continue in full force and effect.

4.07       Notices
           -------

           Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and may be given by personal delivery, by registered mail or by facsimile, addressed to the recipient as follows:

           To the Debtor:

           AmeriCredit Financial Services of Canada Ltd.
           One Robert Speck Parkway, Suite 1420
           Mississauga, Ontario
           L4Z 3M3
           Attention:                Mr. Preston Miller
           Facsimile No.:            (817) 302-7942

           To the Secured Party:

           Merrill Lynch Capital Canada Inc.
           181 Bay Street, 5/th/ Floor
           Toronto, Ontario
           M5J 2V8
           Attention:                Mr. Edward Devlin
           Facsimile No.:            (416) 369-2106

           with a copy to:

           Merrill Lynch
           Global Asset Lending & Finance
           4 World Financial Center, 22/nd/ Floor
           New York, New York
           10080
           Attention:                Mr. Jeffrey S. Cohen
           Facsimile No.:            (212) 449-6673

or such other address, individual or facsimile number as may be designated by notice given by any party to the other. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the third business day following the deposit thereof in the mail and, if given by facsimile, on the day of transmittal thereof if given during the normal business hours of the recipient and on the next business day during which such normal business hours next occur if not given during such hours on any day. If the party giving any demand, notice or other communication knows or ought reasonably to know of any difficulties with the postal system that might affect the delivery of mail, any such demand, notice or other communication must not be mailed but must be given by personal delivery or by facsimile.

4.08       Additional Continuing Security
           ------------------------------

           This Agreement and the security interest and assignment granted hereby are in addition to and not in substitution for any other security now or hereafter held by the Secured Party and this Agreement is a continuing agreement and security that will remain in full force and effect until discharged by the Secured Party.

4.09       Further Assurances
           ------------------

           The Debtor must at its expense from time to time do, execute and deliver, or cause to be done, executed and delivered, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably requested by the Secured Party for the purpose of giving effect to this Agreement or for the purpose of establishing compliance with the representations, warranties and covenants herein contained.

4.10       Power of Attorney
           -----------------

           Upon the occurrence of an Event of Default that is continuing, the Debtor hereby irrevocably constitutes and appoints any officer for the time being of the Secured Party the true and lawful attorney of the Debtor, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters or things with the right to use the name of the Debtor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

4.11       Discharge
           ---------

           The Debtor will not be discharged from any of the Obligations or from this Agreement except by a release or discharge signed in writing by the Secured Party.

4.12       Governing Law
           -------------

           This Agreement will be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

4.13       Executed Copy
           -------------

           The Debtor acknowledges receipt of a fully executed copy of this Agreement.

           IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

                                          AMERICREDIT FINANCIAL SERVICES
                                          OF CANADA LTD.

                                          By:
                                                 -------------------------------
                                                 Name:   Beth Sorensen
                                                 Title:  Senior Vice President,
                                                         Finance

                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                          MERRILL LYNCH CAPITAL CANADA INC.


                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title: